SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  October 18, 1999


Commission Number   Registrant; State of Incorporation;    IRS Employer File
                    Address and Telephone Number           Identification Number

1-8946                         CILCORP Inc.                     37-1169387
                         (an Illinois corporation)
                     300 Hamilton Boulevard, Suite 300
                          Peoria, Illinois 61602
                              (309) 675-8810

1-2732                Central Illinois Light Company            37-0211050
                         (an Illinois corporation)
                            300 Liberty Street
                          Peoria, Illinois 61602
                              (309) 675-8810

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 1.   Change of Control of Registrant

          On October 18, 1999, The AES Corporation ("AES") completed its acquisition of CILCORP Inc. ("CILCORP") through a merger transaction in accordance with the Agreement and Plan of Merger dated as of November 22, 1998, among AES, CILCORP and Midwest Energy, Inc., an Illinois corporation and a wholly-owned subsidiary of AES ("Midwest"), as amended by the First Amendment to the Agreement and Plan of Merger, dated as of October 14, 1999, AMONG THE AES CORPORATION, CILCORP INC. AND MIDWEST ENERGY, INC. (as so amended, the "Merger Agreement"). Pursuant to the Merger Agreement, Midwest merged with and into CILCORP and CILCORP survived the merger as a wholly-owned subsidiary of AES.

          At the effective time of the merger, each of the outstanding 13,625,680 shares of CILCORP common stock was converted into the right to receive $65 in cash, for an aggregate purchase price of $885,669,200. Following the merger, AES owns all of the outstanding capital stock of CILCORP. The aggregate purchase price and the other merger-related expenses were financed through a $463 million equity contribution from AES to Midwest Energy and a $475 million private placement by Midwest Energy of senior notes and senior bonds that occurred simultaneously with the effectiveness of the merger. The senior notes and senior bonds were assumed by CILCORP immediately upon the effectiveness of the merger. At that time, CILCORP entered into a pledge agreement (the "Pledge Agreement") with The Bank of New York, as collateral agent, agreeing to secure its obligations under the senior notes and senior bonds through a pledge of all the outstanding capital stock of its subsidiary, the Central Illinois Light Company ("CILCO"), excluding the shares of preferred stock of CILCO outstanding on the date of effectiveness of the merger. The pledge of the CILCO stock will not become effective until the earlier of January 31, 2002 or the date on which CILCORP's existing $30.5 million Series A medium-term notes are no longer outstanding.

          In connection with the merger, all holders of CILCORP common stock of record at the close of business on October 18, 1999, the effective date of the merger, will receive a final pro-rata dividend of $0.345 per share payable on October 29, 1999.

          The foregoing descriptions of the Merger Agreement and the Pledge Agreement do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement (which is incorporated herein by reference to the CILCORP Current Report on Form 8-K filed on December 3, 1998) and to the

Pledge Agreement, a copy of which is attached as Exhibit 10.1 and is hereby incorporated by reference in its entirety.

          (b)       Exhibits.

          2.1 Agreement and Plan of Merger dated as of November 22, 1998, among The AES Corporation, CILCORP Inc. and Midwest Energy, Inc. (INCLUDED IN THE CILCORP Current Report on Form 8-K filed on December 3, 1998), IS HEREBY INCORPORATED BY REFERENCE.

          2.2 First Amendment to the Agreement and Plan of Merger, dated as of October 14, 1999, AMONG THE AES CORPORATION, CILCORP INC. AND MIDWEST ENERGY, INC.

          10.1 Pledge Agreement, dated as of October 18, 1999, by CILCORP Inc. in favor of The Bank of New York, as Collateral Agent.

          99.1      Press Release issued by CILCORP Inc. dated October 17, 1999

          99.2      Press Release issued by CILCORP Inc. dated October 19, 1999

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CILCORP INC.



                                        By:  /s/ Paul D. Stinson
                                             -----------------------------------
                                             Name:   Paul D. Stinson
                                             Title:  President


                                        CENTRAL ILLINOIS LIGHT COMPANY



                                        By:  /s/ Paul D. Stinson
                                             -----------------------------------
                                             Name:   Paul D. Stinson
                                             Title:  President

Date:  October 29, 1999.

                                  EXHIBIT INDEX

2.1 Agreement and Plan of Merger dated as of November 22, 1998, among The AES Corporation, CILCORP Inc. and Midwest Energy, Inc. (included in the CILCORP Current Report on Form 8-K filed on December 3, 1998), is hereby incorporated by reference.

2.2 First Amendment to the Agreement and Plan of Merger, dated as of October 14, 1999, among The AES Corporation, CILCORP Inc. and Midwest Energy, Inc.

10.1 Pledge Agreement, dated as of October 18, 1999, by CILCORP Inc. in favor of The Bank of New York, as Collateral Agent.

99.1      Press Release issued by CILCORP Inc. dated October 17, 1999

99.2      Press Release issued by CILCORP Inc. dated October 19, 1999